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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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               Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 12, 1998



                                 PHYMATRIX CORP.

             (Exact name of registrant as specified in its charter)




           Delaware                       0-27568                 65-0617076

State or other jurisdiction of     Commission File Number        IRS Employer
         incorporation                                        Identification No.



                           Phillips Point, Suite 1000E
                             777 South Flagler Drive
                            West Palm Beach, FL 33401
                                 (561) 655-3500

   (Address and Telephone Number of Registrant's Principal Executive Offices)

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Item 5.  Other Events.

           On May 12, 1998, PhyMatrix Corp. issued the following statements in a press release:

           "West Palm Beach, FL -- May 12, 1998 -- PhyMatrix (Nasdaq: PHMX), a physician-driven integrated medical management company, announced today that its Board of Directors has instructed management to explore various strategic alternatives for the company that could maximize shareholder value, including possible mergers, asset sales, management buy back, other business combinations or strategic transactions.

           Mr. Abraham D. Gosman, chairman of PhyMatrix, stated, "We strongly believe that the market has not adequately valued our Company, and we intend to explore a variety of transactions that may enhance shareholder value."

           There can be no assurance that the Board will conclude that any alternative is acceptable, nor can there by any assurance that any transaction will be completed. No timetable has been announced for the Board or management to complete its evaluation."




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                                    Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PHYMATRIX CORP.


                                             By:  /s/ Frederick R. Leathers
                                                  ------------------------------
                                                  Frederick R. Leathers,
                                                  Chief Financial Officer

Dated: May 22, 1998